                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned directors (each, a "Signatory") of Meridian Medical Technologies, Inc., a corporation organized under the laws of the state of Delaware (the "Company"), hereby constitutes and appoints James H. Miller, Dennis O'Brien and Michael McGuire (each, an "Agent", and collectively, "Agents") or any of them, his true and lawful attorney-in-fact and agent for and in his name, place and stead, in any and all capacities, to sign the Company's Annual Report on Form 10-K for the year ended July 31, 2001 and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission. Each Signatory further grants to the Agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary, in the judgment of such Agent, to be done in connection with any such signing and filing, as full to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said Agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        This Power of Attorney may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which constitute but one and the same instrument.


              SIGNATURE                                        DATE


/S/ James H. Miller                                     September 14, 2001
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James H. Miller


/S/ Thomas L. Anderson                                  September 14, 2001
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Thomas I. Anderson


/S/ Bruce M. Dresner                                    September 14, 2001
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Bruce M. Dresner


/S/ Robert G. Foster                                    October 1, 2001
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Robert G. Foster

/S/ David L. Lougee                                     September 14, 2001
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David L. Lougee